UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

MP MATERIALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39277	84-4465489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Pavilion Center Drive, Suite 800

Las Vegas, NV 89135

(Address of principal executive offices and Zip Code)

(702) 844-6111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	MP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On July 15, 2025, MP Materials Corp. (the “Company”) issued a press release with respect to the agreement referred to in Item 8.01 below.

The information furnished in Item 7.01 of this Current Report on Form 8-K, as well as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

On July 15, 2025, the Company entered into a $500 million definitive, long-term supply agreement with Apple Inc. (“Apple”) for the development, manufacture, and supply of magnets from the Company’s Independence facility, as well as the development and installation of scaled recycling capabilities at Mountain Pass to produce the contained rare earths from post-industrial and post-consumer recycled rare earth feedstocks. In connection with the agreement, Apple has agreed to make a prepayment of $200 million for the purchase of magnets from the Company.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts and are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding expectations and benefits of a long-term agreement with Apple and the Company’s ability to supply U.S.-produced rare earth magnets; the ability to achieve technological advancements and supply chain objectives and the timing thereof; the timing for completion of a rare earth recycling line at Mountain Pass; the ability for the Company to expand the capacity at its Fort Worth magnetics facility and commence magnet shipments, and timing thereof; and the estimated revenues to be received by the Company under the agreement.

These forward-looking statements are subject to a number of risks and uncertainties, including risks related to the Company’s long-term agreement with Apple and the Company’s ability to meet the obligations thereunder, including risks related to our ability to construct, develop and scale our facilities, technology and production; fluctuations in the pricing and volume of the magnet to be produced under the agreement with Apple, the risk that our estimate of the magnitude and timing of revenues from the agreement will not be realized; and those additional risk factors discussed in the Company’s filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents. If any of these risks materialize or the assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The Company does not intend to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release issued by MP Materials Corp. on July 15, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2025	MP MATERIALS CORP.

	By:	/s/ Elliot D. Hoops
Elliot D. Hoops
General Counsel and Secretary

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